UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 22, 2011

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Southeast Power Loan Agreement

On February 22, 2011, Southeast Power Corporation (“Southeast Power”), a wholly owned subsidiary of The Goldfield Corporation (the “Company”), and Branch Banking & Trust Company (“BB&T”) executed a $6,940,000 Promissory Note and related ancillary agreements. The Company and Pineapple House of Brevard, Inc. (“PHBI”), a wholly owned subsidiary of the Company, agreed to guarantee Southeast Power’s obligations under any and all notes, draft, debts, obligations and liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof.

Under a Loan Agreement among Southeast Power, the Company and BB&T dated July 13, 2006 (the “Southeast Power Loan Agreement”), BB&T agreed to make a loan available to Southeast Power up to a maximum principal amount of $6,940,000, subject to the terms and conditions set forth therein. The proceeds of the loan will be used by Southeast Power to refinance existing debt outstanding under the Southeast Power Loan Agreement and to fund the purchase of additional equipment and vehicles to be owned by Southeast Power. The Company has drawn down $3,333,699 under the Southeast Power Loan Agreement as of February 28, 2011.

The Promissory Note will mature, and all amounts due to BB&T under the Southeast Power Loan Agreement and the related Promissory Note, will be due and payable in full on February 22, 2016. Southeast Power must make monthly payments of principal and interest to BB&T commencing on March 22, 2011 in equal monthly principal payments of $82,619.05 plus accrued interest, with one final payment of all remaining principal and accrued interest due on February 22, 2016. The Southeast Power Loan Agreement will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Addendum to Promissory Note) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. The initial interest rate for advances is 2.8125%.

The obligations of Southeast Power pursuant to the Southeast Power Loan Agreement and the Promissory Note are secured by the grant of a continuing security interest in all now owned and hereafter acquired and wherever located personal property as follows: (i) machinery and equipment, including all accessions thereto, all manufacturers’ warranties, parts and tools therefore; (ii) all vehicles owned by Southeast Power as more specifically described in the Security Agreement between Southeast Power and BB&T dated February 22, 2011; and (iii) all proceeds (cash and non-cash) and products of the foregoing.

The Southeast Power Loan Agreement and the related Promissory Note include covenants and agreements that are customary for loan agreements and promissory notes of this type, including provisions which accelerate the repayment of outstanding amounts in the event of a material default under the Promissory Note, which include, among others: a failure to pay interest or principal when due or fully perform any other obligation or covenant; a finding that any financial statement or other representation made to BB&T is materially incorrect or incomplete; a failure to provide adequate security in respect of Southeast Power’s obligations under the Promissory Note, as determined by BB&T; the initiation of any proceeding under bankruptcy or insolvency laws by or against, or the attachment or seizure of any of the assets of, Southeast Power, the Company or PHBI; and a good faith determination by BB&T that the prospect of payment or other performance under the Promissory Note is impaired. In addition, at BB&T’s option, BB&T may treat any default in payment or performance by Southeast Power, the Company or any of their subsidiaries or affiliates under any other loans, contracts or agreements with BB&T or its affiliates as a default under the Southeast Power Loan Agreement.

Renewal and Modification of Working Capital Loan Agreement

On February 22, 2011, the Company and BB&T entered into a Note Modification Agreement to effect the renewal and modification of a $3,000,000 Loan Agreement (the “Working Capital Loan”) entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, and again on December 29, 2009, which was due and payable in full on January 27, 2011, as extended by BB&T on December 23, 2010. There were no borrowings outstanding under the Working Capital Loan as of December 23, 2010, nor have there been any borrowings outstanding since that date. Pursuant to the loan renewal and modification the Working Capital Loan will mature and all amounts due thereunder will be due and payable in full on January 5, 2012, unless extended by BB&T at its discretion. The Working Capital Loan provides the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes. Southeast Power, PHBI and Bayswater Development Corporation agreed to guarantee the Company’s obligations under any and all notes, draft, debts, obligations and liabilities or agreements evidencing any such indebtedness, obligations or liability including all renewals, extensions and modifications thereof, and BB&T agreed to release Oak Park of Brevard, Inc., a wholly owned subsidiary of the Company, as a guarantor of the Working Capital Loan.

Pursuant to the loan renewal and modification described above (the “Loan Renewal”), until the Working Capital Loan matures, the Company must make monthly payments of interest to BB&T in arrears at interest rates determined and upon the terms and conditions as set forth in the Loan Renewal. Advances under the Loan Renewal will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Loan Renewal) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. The Loan Renewal was concurrently modified for the following: (a) to increase the rate of interest added to the One Month LIBOR from 1.80% to 2.50%; (b) to remove the minimum interest rate requirement of 3.50%; and (c) to grant a security interest by Southeast Power in all now owned and hereafter acquired and wherever located personal property as follows: (i) machinery and equipment, including all accessions thereto, all manufacturers’ warranties, parts and tools therefore; (ii) all vehicles owned by Southeast Power; and (iii) all proceeds (cash and non-cash) and products of the foregoing. All of the other terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008 and January 5, 2010.

The foregoing description of the Loan Renewal does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Note Modification Agreement and the Addendum to Note Modification Agreement filed as Exhibit 10-6 and Exhibit 10-7, respectively, to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008 and January 5, 2010 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Southeast Power Loan Agreement,” Southeast Power and BB&T executed a Promissory Note and other ancillary agreements to provide financing for the purchase of additional equipment and vehicles and to refinance existing term debt. The loan documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4 and Exhibit 10-5 to this Current Report on Form 8-K, the description of the Southeast Power Loan Agreement in the Company’s Current Report on 8-K filed on July 18, 2006 and January 5, 2010, and the related exhibits thereto, are incorporated herein by reference.

As described above in Item 1.01 under the heading “Renewal and Modification of Working Capital Loan Agreement,” the Company and BB&T entered into a renewal and modification of the Working Capital Loan. The loan documents filed as Exhibit 10-6, Exhibit 10-7, Exhibit 10-8, Exhibit 10-9 and Exhibit 10-10 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008 and January 5, 2010, and the related exhibits thereto, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Promissory Note dated February 22, 2011 of Southeast Power Corporation relating to loans of up to $6,940,000

10-2	Addendum to February 22, 2011 Promissory Note

10-3	Loan Agreement dated February 22, 2011 relating to loans of up to $6,940,000

10-4	BB&T Security Agreement, dated February 22, 2011, between Southeast Power Corporation and Branch Banking and Trust Company

10-5	BB&T Guaranty Agreement, dated February 22, 2011, between The Goldfield Corporation, Pineapple House of Brevard, Inc. and Branch Banking and Trust Company

10-6	Note Modification Agreement dated February 22, 2011 of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to loans of up to $3,000,000

10-7	Addendum to Note Modification Agreement dated February 22, 2011

10-8	Loan Agreement dated February 22, 2011 relating to loans of up to $3,000,000

10-9	BB&T Security Agreement, dated February 22, 2011, between Southeast Power Corporation and Branch Banking and Trust Company relating to loans to the Goldfield Corporation of up to $3,000,000 also dated February 22, 2011

10-10	Guaranty Agreement, dated February 22, 2011, between Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company

10-11	Letter from BB&T to Southeast Power, PHBI and Bayswater Development Corporation dated February 22, 2011, releasing Oak Park of Brevard, Inc., as a guarantor of the loans of the Company, under its Guaranty Agreement dated August 26, 2005 and March 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 28, 2011

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary